                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                   July 9, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                     0-10503                   94-2738844
- --------------------------------------------------------------------------------
(State of Incorporation)           (Commission              (IRS Employer
                                    File No.)               Identification No.)




 10670 North Central Expressway, Suite 300, Dallas, TX                75231
- --------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


On March 6, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Hampton Court Office Building in Dallas, Texas for $7.7 million. The seller of the property was Legacy Capital Company. The property was constructed in 1987 and consists of 108,900 square feet. The building was 95% occupied at the date of acquisition. The Trust paid $1.4 million in cash and obtained new mortgage financing for the remaining $6.3 million of the purchase price.

On April 16, 1996, the Trust purchased the Amoco Office Building in New Orleans, Louisiana for $5.9 million in cash. The seller of the property was 1340 Poydras New Orleans, Ltd. The property was constructed in 1977 and consists of 378,244 square feet. The building was 28% occupied at the date of acquisition.

On June 28, 1996, the Trust purchased the Grove Park Apartments in Plano, Texas for $4.4 million. The seller of the property was Grove Park Joint Venture, a Texas joint venture. The property was constructed in 1979 and consists of 188 units that were 95% occupied at the date of acquisition. The Trust paid $1.2 million in cash and assumed the first lien mortgage secured by the apartment complex of $3.2 million.

On July 9, 1996, the Trust purchased the Promenade Shopping Center in Highlands Ranch, Colorado for $8.1 million. The seller of the property was Halpin Partnership. The property was constructed in 1985 and consists of 133,558 square feet. The shopping center was 79% occupied at the date of acquisition. The Trust paid $2.3 million in cash and obtained new mortgage financing for the remaining $6.3 million of the purchase price.

The combined purchase prices of $23.4 million exceed 10% of the Trust's assets at December 31, 1995. The sellers have informed the Trust that audited financial statements and supporting data relating to the properties operations for 1995 are not currently available.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) It is impracticable to provide the required balance sheet and statement of operations for the Trust at June 30, 1996 or for the properties acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than September 9, 1996.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          CONTINENTAL MORTGAGE AND
                                          EQUITY TRUST





Date:      July 22, 1996                  By: /s/ Thomas A. Holland
     -------------------------               ---------------------------------
                                             Thomas A. Holland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                              Accounting Officer)